                                                                    EXHIBIT 10.2
                                                              Contract #: 800285

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1

       This Service_Agreement, made and entered into this 30th day of December 1993, by and between TEXAS EASTERN TRANSMISSION
   CORPORATION, a Delaware Corporation (herein called "Pipeline") and BOSTON GAS COMPANY (herein called "Customer", whether one or more),

                                  WITNESSETH:

       WHEREAS,   the  Federal  Energy  Regulatory  Commission  required
   Pipeline to restructure Pipeline's services to reflect compliance with Order Nos. 636, 636-A, and 636-B (collectively hereinafter referred to as "Order No. 636"); and

       WHEREAS, by order issued January 13, 1993 (62 FERC P61,015) and order issued April 22, 1993 (63 FERC P61,100), the Federal Energy Regulatory Commission accepted Pipeline's revised tariff sheets filed in compliance with Order No. 636 to become effective June
   1, 1993, subject to certain conditions set forth in the April 22, 1993 order; and

       WHEREAS, Algonquin Gas Transmission Company ("Algonquin") made its final Order No. 636 service elections on May 3, 1993 pursuant to the April 22, 1993 order and Pipeline filed revised tariff sheets to become effective June 1, 1993 in compliance with the April 22, 1993 order; and

       WHEREAS, Customer is also a customer of Algonquin; and

       WHEREAS,  Algonquin,  in  compliance  with  Order  No.   636  and
   Federal Energy Regulatory Commission orders issued in Docket No.
   RS92-28,   is  assigning  its firm  service  rights  on  Pipeline
   directly to its customers; and

       WHEREAS,   Customer's  service  rights  hereunder  are  part  of
   Algonquin's service rights being assigned to its customers; and

       WHEREAS, Pipeline and Customer now desire to enter into this Service Agreement to reflect the assignment of Algonquin's service rights to Customer;

       NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                   ARTICLE I

                               SCOPE OF AGREEMENT

       Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and
   Conditions,   transportation   service   hereunder  will   be   firm.
   Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

   Customer's account quantities of natural gas up to the following quantity:

             Maximum Daily Quantity (MDQ)               83,133  dth

       Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions  (hereinafter referred to as Point(s)  of Receipt)
   for  transportation  hereunder  daily  quantities  of  gas  up  to
   Customer's  MDQ,   plus  Applicable  Shrinkage.     Pipeline  shall
   transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer's MDQ.

       Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess
   of the applicable MDQ, plus Applicable Shrinkage.   Pipeline shall
   not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

       In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS,
   FT-1, and/or SCT, quantities up to Customer's Operational Segment
   Capacity   Entitlements,   excluding   those  Operational  Segment
   Capacity  Entitlements  scheduled  to  meet   Customer's   MDQ,   for
   Customer's account, as requested on any day.

                                   ARTICLE II

                               TERM OF AGREEMENT

       The term of this Service Agreement shall commence on June 1, 1993 and shall continue in force and effect until 04/30/2012 and
   year  to  year  thereafter  unless  this   Service  Agreement   is
   terminated as hereinafter provided.   This Service Agreement may
   be terminated by either Pipeline or Customer upon five (5) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. In addition to Pipeline rights under Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

   amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

       THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER
   TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL
   GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION.  PROVISION
   OF A TERMINATION  NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S
   RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS
   AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

       Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                  ARTICLE III

                                 RATE SCHEDULE

       This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy, Regulatory Commission, all of which are by this reference made a part hereof.

       Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

       Customer agrees that Pipeline shall have the unilateral right to  file  with  the  appropriate  regulatory  authority  and  make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions
   applicable to Rate Schedule FT-1.   Notwithstanding the foregoing,
   Customer does not agree that Pipeline shall have, the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

    the  MDQ  specified  in  Article I,    to  change  the  term  of  the
    agreement  as  specified  in  Article  II,  to  change  Point(s)  of
    Receipt  specified  in  Article  IV,   to  change  the  Point(s)   of
    Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

        The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

        Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                   ARTICLE V

                                    QUALITY

        All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in
    Section 5 of Pipeline's General Terms and Conditions.   Customer
    agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer
    shall pay all costs associated with processing of such gas as
    necessary to comply with such quality specifications.   Customer
    shall execute or cause its supplier to execute,  if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service
    for   the   transportation   and   processing   of   any   liquefiable
    hydrocarbons   and   any   PVR   quantities   associated   with   the
    processing of gas received by Pipeline at the Point(s) of Receipt
    under such Customer's service agreement.   In addition, subject to
    the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                   ARTICLE VI

                                   ADDRESSES

        Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certi-fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

    (a) Pipeline:       TEXAS EASTERN TRANSMISSION CORPORATION
                        5400 Westheimer Court
                        Houston, TX  77056-5310

    (b) Customer:       BOSTON GAS COMPANY
                        ONE BEACON STREET
                        BOSTON,  MA    02108

    or such other address as either party shall designate by formal written notice.


                                  ARTICLE VII

                                  ASSIGNMENTS

        Any  Company  which  shall  succeed  by  purchase,   merger,   or
    consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter;
    otherwise,   neither  Customer  nor  Pipeline  shall  assign  this
    Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the
    consent  of  the  other.    In  addition,  Customer  may  assign  its
    rights to capacity pursuant to Section 3.14 of the General Terms
    and  Conditions.    To  the  extent  Customer  so  desires,  when  it
    releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

                                  ARTICLE VIII

                                 INTERPRETATION

        The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

        This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and
    future   orders,   rules,   and  regulations  of  duly  constituted
    authorities having jurisdiction.

                                   ARTICLE IX

                       CANCELLATION OF PRIOR CONTRACT(S)

        This  Service  Agreement  supersedes  and  cancels,   as  of  the
    effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

                                      NONE

                               SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                  (Continued)

       IN WITNESS WHEREOF, the parties hereto have caused this Service
   Agreement    to  be  signed  by  their  respective  Presidents,  Vice
   Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                        TEXAS EASTERN TRANSMISSION CORPORATION

                                        By /s/ Diane T. Tom
                                           ------------------------------------
                                             Vice President

   ATTEST

   /s/ Robert W. Reed
   -----------------
                                        BOSTON GAS COMPANY

                                        By /s/ William R. Luthern
                                           ------------------------------------



   ATTEST:

   -----------------

                                                                Contract #800285

                       EXHIBIT A,  TRANSPORTATION PATHS
                  FOR BILLING PURPOSES, DATED _____________,
              TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
                     AND BOSTON GAS COMPANY ("Customer"),
                             DATED _____________:

      (1) Customer's firm Point(s) of Receipt:

                                Maximum Daily
       Point                  Receipt Obligation
        of                      (plus Applicable         Measurement
      Receipt    Description      Shrinkaqe)           Responsibilities    Owner      Operator
      -------    -----------  ------------------       ----------------    -----      --------
      None

      (2) Customer  shall  have  Pipeline's Master  Receipt  Point  List
          ("MRPL").    Customer  hereby agrees that Pipeline's MRPL as revised
          and published by Pipeline from time to time is incorporated herein by reference.

      Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                        Transportation
      Transportation Path            Path Quantity (Dth/D)
      -------------------            ---------------------
      M1 to M3                              83,133

      SIGNED FOR IDENTIFICATION

      PIPELINE:   /S/ DIANE T. TOM
                 -----------------------------
      CUSTOMER:  /S/ WILLIAM R. LUTHEEN
                 -----------------------------
      SUPERSEDES EXHIBIT A DATED:
                                  ------------

                                                               Contract #:800285

             EXHIBIT B, POINT(S) OF DELIVERY, DATED _____________,
               TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
      BETWEEN TEXAS  EASTERN TRANSMISSION CORPORATION  ("Pipeline"),  AND
                      BOSTON GAS COMPANY ( "Customer" ),
                            DATED ________________:


                                            Maximum
                                            Daily
                                            Delivery      Delivery      Measurement
   Point of                                 Obliqation    Pressure      Responsi-
   Delivery      Description                (dth)         Obliqation    bilities        Owner        Operator
   --------      -----------                ----------    ----------    -----------     -----        --------
 1.  70087       ALGONQUIN - LAMBERTVILLE,   83,133       AS REQUESTED  TX EAST         TX EAST      ALGONQUIN
                 NJ  HUNTERDON CO., NJ                    BY CUSTOMER,  TRAN            TRAN
                                                          NOT TO
                                                          EXCEED 750
                                                          PSIG

 2.  71078       ALGONQUIN - HANOVER,  NJ    72,571       AS  REQUESTED  TX EAST        TX EAST      ALGONQUIN
                 MORRIS  CO.,  NJ                         BY  CUSTOMER,  TRAN           TRAN
                                                          NOT TO
                                                          EXCEED 750
                                                          PSIG

 3.  79513       SS-1 STORAGE POINT          24,125       N/A            N/A            N/A          N/A
                                             04/01-10/31
                                             24,125
                                             11/01-03/31

 4.   79818      AGT-BOSTON GAS - FOR        0            N/A            N/A            N/A          N/A
                 NOMINATION PURPOSES

 provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                             Contract #:  800285

                  EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                               BOSTON GAS COMPANY

                                                          AGGREGATE MAXIMUM DAILY
                       POINT OF DELIVERY                 DELIVERY OBLIGATION. (DTH)
                       -----------------                 --------------------------
                             No. 1                                   157,064
                             No. 2                                    72,571
                             No. 3                                    24,125

 SIGNED FOR IDENTIFICATION

 PIPELINE:  /s/ Diane T. Tom
            -------------------------
 CUSTOMER:  /s/ William R. Luthern
            -------------------------
 SUPERSEDES EXHIBIT B DATED
                            ---------

                                                               Contract #:800285

                             EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
                          DATED _____________________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
                                  BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                                  BOSTON GAS  COMPANY  ("CUSTOMER"),  DATED ___________________:

                                                   ZONE BOUNDARY ENTRY QUANTITY
                                                               Dth/D

                                                                To
                                                                --
  FROM      STX   ETX  WLA   ELA    M1-24    M1-30   M1-TXG   M1-TGC   M2-24    M2-30      M2-TXG   M2-TGC     M2        M3
  STX                                                         2358
  ETX                               10020            3567
  WLA                                                1085     2358
  ELA                                        65096
  M1-24                                                                10020
  M1-30                                                                         65096
  M1-TXG                                                                                   4652
  M1-TGC                                                                                            4715
  M2-24
  M2-3O
  M2-TXG
  M2-TGC
  M2                                                                                                                     83133
  M3

                                                               Contract #:800285

                                                       EXHIBIT C (Continued)
                                                        BOSTON GAS COMPANY
                                                    ZONE BOUNDARY EXIT QUANTITY
                                                               Dth/D

                                                                To
                                                                --
  FROM      STX   ETX  WLA   ELA    M1-24    M1-30   M1-TXG   M1-TGC   M2-24    M2-30      M2-TXG   M2-TGC     M2        M3
  STX
  ETX
  WLA
  ELA
  M1-24                                                                10020
  M1-30                                                                         65096
  M1-TXG                                                                                   4652
  M1-TGC                                                                                            4715
  M2-24
  M2-3O
  M2-TXG
  M2-TGC
  M2                                                                                                                     83133
  M3

SIGNED FOR IDENTIFICATION

PIPELINE: /s/ Diane T. Tom
          --------------------------
CUSTOMER: /s/ William R. Lutheen
          --------------------------
SUPERCEDES EXHIBIT C DATED
                           ---------

                                      C-2